Events after the Reporting Date	12 Months Ended
Dec. 31, 2018
Events After Reporting Date
EVENTS AFTER THE REPORTING DATE
NOTE 23:-	EVENTS AFTER THE REPORTING DATE

On March 28, 2019, the Company entered into a definitive securities purchase agreement (the "Purchase Agreement") with institutional investors to purchase (i) 642,853 of the Company's ADSs, representing 25,714,120 ordinary shares, at a purchase price of $3.50 per ADS, in a registered direct offering (the "Registered Direct Offering"); and (ii) warrants to purchase up to 482,139 ADSs, representing 19,285,560 ordinary shares, with an initial exercise price of $3.50 per ADS (the "Warrants"), in a concurrent private placement (the "Private Placement" and, together with the Registered Direct Offering, the "Offerings").

The total gross proceeds to the Company from the Offerings were approximately $2.25 million. The closing of the sale of the ADSs and Warrants occurred on April 1, 2019.

The ADSs to be issued under the Registered Direct Offering were issued pursuant to a prospectus supplement dated as of March 28, 2019, which was filed with the SEC, in connection with a takedown from the Company's shelf registration statement on Form F-3, which became effective on July 20, 2018.

The Warrants which were issued in the Private Placement, along with the ADSs issuable upon their exercise, were offered pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and Regulation D promulgated thereunder and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

The Warrants will be exercisable beginning immediately as of their issuance date and have a term of three years.

In addition, following a payment of approximately $250 thousand to Yorkville as part of their participation in the Purchase Agreement, the outstanding debt under the Securities Purchase Agreement mentioned in Note 13c, has decreased to $1.25 million.